To the Stockholders

Your first quarter Stockholder report for Seligman Quality Municipal Fund, Inc. follows this letter. The report contains the Fund’s investment results for Common Stock and a portfolio of investments. For the three months ended January 31, 2006, Seligman Quality Municipal Fund delivered a total return of 4.96% based on market price and 1.93% based on net asset value.

On January 19, 2006, the Fund’s Board of Directors approved a change in the monthly dividend payment on the Fund’s Common Stock, effective February 2006. The new dividend for the Fund will be $0.045 per share, which represents a 5.3% decrease in the amount of the monthly dividends previously paid to Stockholders. This change is required due to the continued narrowing of the spread between the Fund’s net earnings on its investment portfolio and the dividend rates paid on its Preferred Stock. The Fund’s annual distribution rate, based on the new monthly dividend and market price on January 31, 2006 was 4.19%. This is equivalent to a taxable yield of 6.44%, based on the maximum federal income tax rate of 35%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 2.65% to 3.40%.

Thank you for your continued support of Seligman Quality Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,
William C. Morris Chairman	Brian T. Zino President

March 17, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers (800) 874-1092 Stockholder Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Quality Municipal Fund Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. Effective January 1, 2006, J. & W. Seligman & Co. Incorporated, the Manager, waived a portion of its fees. Absent such waiver, returns and yields would have been lower. A portion of the Fund’s income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

The Lehman Brothers Municipal Bond Index (the “Lehman Index”) returns do not include the effect of taxes, fees or sales charges. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock
Total Returns*
For Periods Ended January 31, 2006

		Average Annual
	Three Months	One Year	Five Years	Ten Years
Market Price	4.96%	8.63%	6.91%	5.90%
Net Asset Value	1.93	2.13	5.83	5.88
Lehman Index**	1.62	2.83	5.44	5.66

Price Per Share

	Market Price	Net Asset Value
January 31, 2006	$12.90	$13.99
October 31, 2005	12.43	13.88

Holdings by Market Sector#

Revenue Bonds	66%
General Obligation Bondsø	34

Weighted Average Maturity[3]	15.5 years

Dividend and Capital Gain Per Share,
and Yield Information
For the Three Months Ended Janaury 31, 2006

Dividend Paid†	Unrealized Gain††	SEC 30-Day Yield‡
$0.1425	$0.765	3.67%

Holdings by Credit Quality2#

AAA	89%
AA	6
BBB	5

__________________
See footnotes on page 3.

Performance and Portfolio Overview (continued)

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market value of long-term holdings at January 31, 2006.

[3]	Excludes variable rate demand notes.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an unmanaged index.

†	For the three months ended January 31, 2006, Preferred Stockholders were paid dividends at annual rates ranging from 2.65% to 3.40%. Earnings on the Fund’s assets in excess of the preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of net unrealized appreciation of portfolio securities as of January 31, 2006. Information does not reflect the effect of capital loss carryforwards that are available to offset future net realized capital gains.

ø	Includes pre-refunded and escrowed-to-maturity securities.

‡	Current yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended January 31, 2006, has been computed in accordance with Securities and Exchange Commission regulations and will vary. During the period, the Manager waived a portion of its fee. Absent such waiver, the yield would have been 3.50%.

#	Percentages based on current market values of long-term holdings at January 31, 2006.

Portfolio of Investments (unaudited)                                                                January 31, 2006

State#	Face Amount	Municipal Bonds	Rating†	Value
Alabama — 8.0%	$5,000,000	Jefferson County Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa	$5,281,450
Alaska — 3.6%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,382,760
Arizona — 6.5%	4,000,000	Arizona Agricultural Improvement and Power District Rev. (Salt River Project), 5% due 12/1/2014	Aaa	4,284,000
California — 24.1%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,094,880
	1,500,000	Los Angeles Regional Airports Improvement Corporation Facilities Rev. (LAXFUEL Corporation), 5.50% due 1/1/2032*	Aaa	1,551,120
	5,000,000	San Diego Public Facilities Financing Authority Sewer Rev., 5% due 5/15/2029	Aaa	5,132,400
	5,000,000	San Francisco City and County Airports Commission Rev. (International Airport), 5.80% due 5/1/2021*	Aaa	5,077,000
Colorado — 4.0%	2,500,000	Regional Transportation District Sales Tax Rev., 5% due 11/1/2024	Aaa	2,631,000
Florida — 14.1%	3,000,000	Orange County Health Facilities Authority Rev. (The Nemours Foundation Project), 5% due 1/1/2029	AAA‡	3,124,740
	3,345,000	Orange County Solid Waste Facility Rev., 5% due 10/1/2016	Aaa	3,533,725
	2,500,000	Orange County Sales Tax Rev., 5.125% due 1/1/2023	Aaa	2,659,075
Illinois — 7.2%	4,500,000	Chicago GOs, 5% due 1/1/2023	Aaa	4,752,360
Louisiana — 1.0%	585,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	664,121
Massachusetts — 14.3%	750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aaa	787,905
	3,000,000	Massachusetts School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	3,177,300
	3,000,000	Massachusetts State Special Obligation Dedicated Tax Rev., 5.25% due 1/1/2025ø	Aaa	3,286,320
	2,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	2,195,740
Michigan — 3.9%	2,500,000	Harper Creek Community School District GOs, 5.125% due 5/1/2031	Aa2	2,582,200
Minnesota — 0.8%	500,000	Minneapolis & Saint Paul Metropolitan Airports Commission Rev., 5.75% due 1/1/2032ø	Aaa	545,960
Missouri — 0.5%	310,000	Missouri State Housing Development Commission Rev. (Single Family Mortgage), 6.375% due 9/1/2031*	AAA‡	312,229
New York — 18.2%	3,000,000	New York City GOs, 5% due 8/1/2017	Aaa	3,224,850
	2,105,000	New York City GOs, 6.25% due 4/15/2027ø	Aaa	2,198,862
	5,000,000	New York City Municipal Water Finance Authority (Water & Sewer System Rev.), 5.75% due 6/15/2026ø	Aaa	5,212,950

__________________
See footnotes on page 6.

Portfolio of Investments (unaudited) (continued)                                                January 31, 2006

State#	Face Amount	Municipal Bonds	Rating†	Value
New York (continued)	$ 1,295,000	New York State Environmental Facilities Corporation (Clean Water and Drinking Water Rev.), 5% due 7/15/2020	Aaa	$ 1,380,288
Pennsylvania — 6.4%	3,000,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	3,170,670
	1,000,000	Pennsylvania Turnpike Commission Rev. (Oil Franchise Tax), 5.25% due 12/1/2023	Aaa	1,080,010
Puerto Rico — 5.1%	3,000,000	Puerto Rico Electric Power Authority Rev., 5.25% due 7/1/2021	Aaa	3,372,930
Texas — 13.0%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev., 5% due 12/1/2031	Aaa	3,069,840
	2,000,000	Matagorda County Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	2,052,200
	3,000,000	San Antonio Electric & Gas System Rev., 5.65% due 2/1/2019††	AAA‡	3,492,690
Washington — 6.4%	2,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.25% due 7/1/2033*	Aaa	2,049,920
	2,000,000	Chelan County Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.60% due 1/1/2036*	Aaa	2,147,680
Wisconsin — 0.5%	325,000	Wisconsin Housing & Economic Development Authority Housing Rev., 6.85% due 11/1/2012	Aaa	325,543
Total Municipal Bonds — 137.6%				90,834,718
		Short-Term Holdings
Colorado — 1.8%	1,200,000	Moffat County Pollution Control Rev. (Pacificorp Projects), VRDN, due 5/1/2013	VMIG 1	1,200,000
Florida — 0.3%	200,000	Sarasota County Public Hospital Board Rev. (Sarasota Memorial Hospital Project), VRDN, due 7/1/2037	VMIG 1	200,000
Massachusetts — 2.8%	1,880,000	Massachusetts Health & Educational Facilities Authority Rev. (Capital Assets Program), VRDN, due 1/1/2035	VMIG 1	1,880,000
New York — 7.0%	3,000,000	Metropolitan Transportation Authority Rev. (Commuter Facilities), 6.10% due 7/1/2026ø	Aaa	3,094,980
	800,000	New York City GOs, VRDN, due 8/1/2009	VMIG 1	800,000
	700,000	New York City Municipal Water Finance Authority (Water & Sewer System Rev.), VRDN, due 6/15/2023	VMIG 1	700,000
Total Short-Term Holdings — 11.9%				7,874,980
Total Investments — 149.5%				98,709,698
Other Assets Less Liabilities — 1.4%				924,575
Preferred Stock — (50.9)%				(33,600,000)
Net Assets for Common Stock — 100.0%				$ 66,034,273

__________________
See footnotes on page 6.

Portfolio of Investments (unaudited) (continued)                                                        January 31, 2006

__________

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

†	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

††	Escrowed-to-maturity security.

ø	Pre-refunded security.

Short-term holdings include securities with stated or effective maturity dates of less than one year.

VRDN (variable rate demand notes) purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At January 31, 2006, the interest rates paid on these notes ranged from 3.05% to 3.12%.

The cost of investments for federal income tax purposes was $95,099,455. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $3,788,907 and $178,663, respectively.

Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated, the Fund’s investment manager, based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings maturing in more than 60 days are valued at market value. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

Board of Directors

John R. Galvin 1,3

Dean Emeritus, Fletcher School of Law and
Diplomacy at Tufts University
Chairman Emeritus, American Council on Germany

Alice S. Ilchman 2,3
President Emerita, Sarah Lawrence College
Director, Jeannette K. Watson Fellowship
Trustee, Committee for Economic Development
Governor of the Court of Governors, London School
of Economics
Director, Public Broadcasting Service

Frank A. McPherson 2,3
Retired Chairman of the Board and Chief Executive
Officer, Kerr-McGee Corporation
Director, DCP Midstream GP, LLP, Integris Health,
Oklahoma Chapter of the Nature Conservancy,
Oklahoma Medical Research Foundation, Boys and
Girls Clubs of Oklahoma, Oklahoma City Public
Schools Foundation, and Oklahoma Foundation for
Excellence in Education

Betsy S. Michel 1,3
Trustee, The Geraldine R. Dodge Foundation

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated,
Carbo Ceramics Inc., Seligman Advisors, Inc.,
and Seligman Services, Inc.
Director, Seligman Data Corp.
President and Chief Executive Officer,
The Metropolitan Opera Association

Leroy C. Richie 1,3
Counsel, Lewis & Munday, P.C.
Chairman and Chief Executive Officer,
Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation, Infinity, Inc., and
Vibration Control Technologies, LLC
Lead Outside Director, Digital Ally Inc.
Director and Chairman, Highland Park Michigan
Economic Development Corp.
Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2,3
Ambassador and Permanent Observer of the Sovereign
Military Order of Malta to the United Nations

James N. Whitson 1,3
Retired Executive Vice President and Chief Operating
Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President, J. & W. Seligman & Co.
Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company, Seligman
Advisors, Inc., and Seligman Services, Inc.
Member of the Board of Governors,
Investment Company Institute

_________
Member:  1 Audit Committee
                 2 Director Nominating Committee
                 3 Board Operations Committee

Executive Officers

William C. Morris Chairman Brian T. Zino President and Chief Executive Officer Thomas G. Moles Executive Vice President	Eileen A. Comerford Vice President Eleanor T. M. Hoagland Vice President and Chief Compliance Officer Audrey G. Kuchtyak Vice President	Thomas G. Rose Vice President Lawrence P. Vogel Vice President and Treasurer Frank J. Nasta Secretary